UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: July 20, 2021
(Date of earliest event reported)

EARTHSTONE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1400 Woodloch Forest Drive, Suite 300
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
(281) 298-4246
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ESTE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On July 20, 2021, Earthstone Energy, Inc. (“Earthstone” or the “Company”), Earthstone Energy Holdings, LLC, a subsidiary of the Company (“EEH” or the “Buyer”), Tracker Resource Development III, LLC (“Tracker”), and TRD III Royalty Holdings (TX), LP (“RoyaltyCo” and collectively with Tracker, the “Seller”) consummated the transactions contemplated in the Purchase and Sale Agreement dated March 31, 2021 by and among Earthstone, EEH and Seller (the “Tracker Agreement”) that was previously reported on Form 8-K filed on April 5, 2021. At the closing of the Tracker Agreement, among other things, EEH acquired (the “Tracker Acquisition”) interests in oil and gas leases and related property of Tracker located in Irion County, Texas (the “Tracker Assets”) for aggregate consideration consisting of the following (the “Tracker Purchase Price”): (i) $22.5 million in cash, net of preliminary and customary purchase price adjustments and remains subject to final post-closing settlement between the Buyer and the Seller, and (ii) 4.7 million shares (the “Tracker Shares”) of Class A common stock, $0.001 par value per share of Earthstone (the “Class A Common Stock”). Also, on July 20, 2021, Earthstone, EEH, SEG-TRD LLC (“SEG-I”), and SEG-TRD II LLC (“SEG-II” and collectively with SEG-I, “Sequel”), consummated the transactions contemplated in the Purchase and Sale Agreement dated March 31, 2021 by and among Earthstone, EEH and Sequel (the “Sequel Agreement” and collectively with the Tracker Agreement, the “Purchase Agreements”) that was previously reported on Form 8-K filed on April 5, 2021. At the closing of the Sequel Agreement, among other things, EEH acquired (the “Sequel Acquisition” and with the Tracker Acquisition, the “Transaction”) certain well-bore interests and related equipment held by Sequel that were part of a joint development agreement between Tracker and Sequel involving portions of the acreage covered by the Tracker Agreement (the “Sequel Assets” and collectively with the Tracker Assets, the “Assets”) for aggregate consideration consisting of the following: (i) $45.3 million in cash, net of preliminary and customary purchase price adjustments and remains subject to final post-closing settlement between the Buyer and Sequel, and (ii) 1.5 million shares of Class A Common Stock (the “Sequel Shares” and collectively with the Tracker Shares, the “Transaction Shares”).

Item 1.01 Entry into a Material Definitive Agreement.

Registration Rights Agreements

On July 20, 2021, in connection with the closing of the Tracker Agreement, Earthstone and the members of Tracker entered into a registration rights agreement (the “Tracker Registration Rights Agreement”) relating to the Tracker Shares. The Tracker Registration Rights Agreement provides that, within sixty days after the closing date of the Tracker Acquisition, Earthstone will prepare and file a registration statement to permit the public resale of the Tracker Shares. Earthstone shall cause the registration statement to be continuously effective from and after the date it is first declared or becomes effective until the earlier of (i) all such shares of Class A Common Stock have been disposed of in the manner set forth in the registration statement or under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), until the distribution of the Class A Common Stock does not require registration under the Securities Act, or until there are no longer any such registrable shares of Class A Common Stock issued in connection with the Tracker Acquisition outstanding or (ii) four years after the closing of the Tracker Acquisition.

On July 20, 2021, in connection with the closing of the Sequel Agreement, Earthstone and Sequel entered into a registration rights agreement (the “Sequel Registration Rights Agreement”) relating to the Sequel Shares. The Sequel Registration Rights Agreement provides that, within thirty days after the closing date of the Sequel Acquisition, Earthstone will prepare and file a registration statement to permit the public resale of the Sequel Shares. Earthstone shall cause the registration statement to be continuously effective from and after the date it is first declared or becomes effective until the earlier of (i) all such shares of Class A Common Stock have been disposed of in the manner set forth in the registration statement or under Rule 144 of the Securities Act, until the distribution of the Class A Common Stock does not require registration under the Securities Act, or until there are no longer any such registrable shares of Class A Common Stock issued in connection with the Sequel Acquisition outstanding or (ii) four years after the closing of the Sequel Acquisition.

The foregoing descriptions of the Tracker Registration Rights Agreement and the Sequel Registration Rights Agreement are qualified in their entirety by the terms of the Tracker Registration Rights Agreement and the Sequel Registration Rights Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Lock-Up Agreement

In connection with the closing of the Tracker Agreement, on July 20, 2021, Earthstone and EnCap Energy Capital Fund VIII, L.P. (“EnCap Fund VIII”), a member of Tracker, entered into a lock-up agreement (the “EnCap Lock-up Agreement”) providing that EnCap Fund VIII will not transfer any of the shares of Class A Common Stock that it received at the closing of the Tracker Acquisition for a period of 120 days after the closing of the Tracker Acquisition. Also, on July 20, 2021, in

connection with the closing of the Tracker Agreement, Earthstone and ZIP Ventures I, L.L.C. (“ZIP”), a member of Tracker, entered in a lock-up agreement (the “ZIP Lock-up Agreement”) providing that ZIP will not transfer any of the shares of Class A Common Stock that it received at the closing of the Tracker Acquisition for a period of 120 days after the closing of the Tracker Acquisition.

The foregoing descriptions of the EnCap Lock-up Agreement and the ZIP Lock-up Agreement are qualified in their entirety by the terms of the EnCap Lock-up Agreement and the ZIP Lock-up Agreement attached to this Current Report on Form 8-K as Exhibit 10.3 and Exhibit 10.4, respectively, and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 20, 2021, pursuant to the closing of the Purchase Agreements, among other things, EEH completed the Transaction for the cash consideration of $67.8 million, net of preliminary and customary purchase price adjustments and remains subject to final post-closing settlement among the parties, and 6.2 million shares of Class A Common Stock, as described above. As of the date of the Tracker Purchase Agreement, EnCap Investments L.P. and its affiliates (“EnCap”) beneficially owned approximately 49.1% of the outstanding voting power of Earthstone. Two of our directors are employed by EnCap. Prior to the closing of the Tracker Acquisition, EnCap owned 49% of the membership interests of Tracker and will receive its proportionate share of the Tracker Purchase Price. The Purchase Agreements and the Transaction were evaluated and approved by the audit committee (the “Audit Committee”) of the board of directors of Earthstone (the “Board”). The Audit Committee, which is composed entirely of independent and disinterested members of the Board, retained an independent financial advisor and legal counsel to assist it in evaluating the Transaction. In approving the Transaction contemplated by the Purchase Agreements, the Audit Committee based its decisions in part on an opinion from its independent financial advisor that the transaction consideration to be paid by the Company in connection with the Transaction was fair, from a financial point of view, to the Company. The independent financial advisor’s analysis was based on, among other things, customary valuation principles of comparable companies, comparable transactions and discounted future cash flows.

Item 3.02 Unregistered Sales of Equity Securities.

The description of the Transaction and the Transaction Shares in Item 2.01 above is incorporated in this Item 3.02 by reference.

The shares of Class A Common Stock issued pursuant to the Purchase Agreements were issued in reliance upon an exemption from the registration requirements of the Securities Act under Section 4(a)(2) as a transaction not involving a public offering and limited to a small number of “accredited investors,” as such term is defined in Regulation D promulgated under the Securities Act, who acquired the shares for investment and not with a view to distribution.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Class III Directors

As described in Item 5.07 of this Current Report on Form 8-K, on July 20, 2021, at the Company's 2021 annual meeting of stockholders (the “Meeting”), the Company's stockholders approved the Company’s proposal for the election of three individuals to serve as Class III directors of the Company for three-year terms expiring in 2024.

Appointment of Class III Directors

As described in Item 5.07 of this Current Report on Form 8-K, on July 20, 2021, at the Meeting, the Company's stockholders approved and adopted an amendment (the “Charter Amendment”) to the Third Amended and Restated Certificate of Incorporation of Earthstone Energy, Inc. to increase the authorized size of the Board from nine members to eleven members. In connection with the Charter Amendment, the Board increased the size of the Board to ten members, increased the number of Class III directors to four directors and appointed Robert J. Anderson, President and Chief Executive Officer of Earthstone as a Class III director. A copy of the Charter Amendment is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Plan Amendment

As described in Item 5.07 of this Current Report on Form 8-K, on July 20, 2021, at the Meeting, the Company's stockholders approved and adopted an amendment (the “Plan Amendment”) to the Earthstone Energy, Inc. Amended and Restated 2014 Long-Term Incentive Plan, as amended (the “Plan”), including increasing the shares of Class A Common Stock that may be issued under the Plan by 2.6 million shares. A copy of the Plan Amendment is included as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Meeting, the Company’s stockholders approved the Charter Amendment to increase the authorized size of the Board of Directors from nine members to eleven members. A copy of the Charter Amendment as filed with the Secretary of State of the State of Delaware is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Meeting was held on July 20, 2021 at which the Company’s stockholders voted on the proposals identified below.

At the close of business on May 24, 2021, the record date for the Meeting, 44,138,004 shares of the Class A Common Stock and 34,397,877 shares of the Company’s Class B common stock, $0.001 par value per share (the “Class B Common Stock” and collectively with the Class A Common Stock, the “Common Stock”), were issued and outstanding. Stockholders owning a total of 74,111,460 shares of Class A Common Stock and Class B Common Stock voted at the Meeting, representing approximately 94% of the shares of the Common Stock outstanding as of the record date for the Meeting.

Proposal 1 - Election of Class III Directors

Each of the nominees for Class III director was duly elected by the Company’s stockholders, with votes as follows:

Nominee	For	Withheld	Broker Non-Votes
Jay F. Joliat	71,005,308	616,559	2,489,593
Phillip D. Kramer	62,034,188	9,587,679	2,489,593
Robert L. Zorich	70,648,249	973,618	2,489,593

The Company’s continuing directors after the Meeting include David S. Habachy, Frank A. Lodzinski, Ray Singleton, Wynne M. Snoots, Jr., Brad A. Thielemann and Zachary G. Urban. In addition, Mr. Anderson was appointed to the Board after the Meeting as indicated above under Item 5.02 of this Current Report on Form 8-K.

Proposal 2 - Approval and Adoption of the Amendment to the Third Amended and Restated Certificate of Incorporation of Earthstone Energy, Inc.

The stockholders approved and adopted the Charter Amendment, as set forth below:

For	Against	Abstentions
73,776,493	320,459	14,508

Proposal 3 - Approval and Adoption of the Amendment to the Earthstone Energy, Inc. Amended and Restated 2014 Long-Term Incentive Plan

The stockholders approved and adopted the Plan Amendment, as set forth below:

For	Against	Abstentions	Broker Non-Votes
69,665,368	1,934,617	21,881	2,489,593

Proposal 4 - Ratification of the Selection of Moss Adams LLP as the Company's Independent Registered Public Accounting Firm for 2020

The stockholders ratified of the selection of Moss Adams LLP as the Company's independent registered public accounting firm for 2021, as set forth below:

For	Against	Abstentions
74,059,778	5,075	46,607

Proposal 5 - Approval of the Issuance of the 6,200,000 shares of Class A Common Stock pursuant to the rules of the New York Stock Exchange

The voting results for all shares of Common Stock with respect to the issuance of the Transaction Shares were as follows:

For	Against	Abstentions	Broker Non-Votes
71,424,596	194,962	2,309	2,489,593
The voting results for all shares of Common Stock not held by EnCap and Earthstone’s executive officers, with respect to the issuance of the Transaction Shares were as follows:

For	Against	Abstentions	Broker Non-Votes
30,233,115	194,962	2,309	2,489,593

Item 7.01 Regulation FD Disclosure.

On July 20, 2021, the Company issued a press release announcing the consummation of the transactions contemplated in the Purchase Agreements. A copy of the press release is furnished as Exhibit 99.1 hereto.

On July 20, 2021, the Company posted to its website a company presentation (the “Presentation Materials”) that management intends to use from time to time. The Company may use the Presentation Materials, possibly with modifications, in presentations to current and potential investors, lenders, creditors, vendors, customers and others with an interest in the Company and its business.

The information contained in the Presentation Materials is summary information that should be considered in the context of the Company’s filings with the SEC and other public announcements that the Company may make by press release or otherwise from time to time. The Presentation Materials speak as of the date of this Current Report on Form 8-K. While the Company may elect to update the Presentation Materials in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, the Company specifically disclaims any obligation to do so. The Presentation Materials are furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1 and Exhibit 99.2, that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Audited consolidated and combined financial statements of Tracker Resource Development III, LLC and TRD III Royalty Holdings (TX), LP for the years ended December 31, 2020 and 2019 are attached hereto as Exhibit 99.3 and incorporated herein by reference.

Unaudited interim consolidated and combined financial statements of Tracker Resource Development III, LLC and TRD III Royalty Holdings (TX), LP as of and for the three months ended March 31, 2021 are attached hereto as Exhibit 99.4 and incorporated herein by reference.

Audited statements of revenues and direct operating expenses of the properties of SEG-TRD LLC and SEG-TRD II LLC for the years ended December 31, 2020 and 2019 and the unaudited statements of revenues and direct operating expenses of the properties of SEG-TRD LLC and SEG-TRD II LLC as of and for the three months ended March 31, 2021 are attached hereto as Exhibit 99.5 and incorporated herein by reference.

(b) Pro forma financial information.

Unaudited pro forma condensed combined balance sheet of the Earthstone Energy, Inc. as of March 31, 2021 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2020 and the three months ended March 31, 2021 are attached hereto as Exhibit 99.7 and incorporated herein by reference. These unaudited pro forma financial statements give effect to the Transaction on the basis, and subject to the assumptions, set forth in accordance with Article 11 of Regulation S-X.

(d) Exhibits.
The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
2.1*	Purchase and Sale Agreement dated March 31, 2021, by and among Tracker Resource Development III, LLC, and TRD III Royalty Holdings (TX), LP, as Seller, and Earthstone Energy, Inc. and Earthstone Energy Holdings, LLC, as Buyer (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant with the SEC on April 5, 2021).
2.2*	Purchase and Sale Agreement dated March 31, 2021, by and among SEG-TRD LLC and SEG-TRD II LLC, as Seller, and Earthstone Energy, Inc. and Earthstone Energy Holdings, LLC, as Buyer (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by the Registrant with the SEC on April 5, 2021).
3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of Earthstone Energy, Inc. dated July 20, 2021.
10.1
Registration Rights Agreement dated July 20, 2021, by and among Earthstone Energy, Inc., Tracker Resource Development III, LLC, EnCap Energy Capital Fund VIII, L.P., ZIP Ventures I, L.L.C, and Tracker III Holdings, LLC.

10.2	Registration Rights Agreement dated July 20, 2021, by and among Earthstone Energy, Inc., SEG-TRD LLC, and SEG-TRD II LLC.
10.3	Lock-up Agreement dated July 20, 2021, between Earthstone Energy, Inc. and EnCap Energy Capital Fund VIII, L.P.
10.4	Lock-up Agreement dated July 20, 2021, between Earthstone Energy, Inc. and ZIP Ventures I, L.L.C.
10.5	Amendment No. 2 to the Earthstone Energy, Inc. Amended and Restated 2014 Long-Term Incentive Plan dated July 20, 2021.
23.1	Consent of Grant Thornton LLP
23.2	Consents of Plante & Moran, PLLC
99.1	Press Release dated July 20, 2021.
99.2	Presentation Materials dated July 20, 2021.
99.3	Audited consolidated and combined financial statements of Tracker Resource Development III, LLC and TRD III Royalty Holdings (TX), LP for the years ended December 31, 2020 and 2019.
99.4	Unaudited interim consolidated and combined financial statements of Tracker Resource Development III, LLC and TRD III Royalty Holdings (TX), LP as of and for the three months ended March 31, 2021.
99.5
Audited statements of revenues and direct operating expenses of the properties of SEG-TRD LLC and SEG-TRD II LLC for the years ended December 31, 2020 and 2019 and the unaudited statements of revenues and direct operating expenses of the properties of SEG-TRD LLC and SEG-TRD II LLC as of and for the three months ended March 31, 2021.

99.6	Audited consolidated financial statements of Independence Resources Holdings, LLC for the years ended December 31, 2020 and 2019.
99.7
Unaudited pro forma condensed combined balance sheet of the Earthstone Energy, Inc. as of March 31, 2021 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2020 and the three months ended March 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules, annexes or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K, but will be furnished supplementally to the SEC upon request.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date:	July 23, 2021	By:	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President - Accounting and Administration